DIRECTORS AND OFFICERS
                                      2000
                          CHANGE IN CONTROL AGREEMENTS

DIRECTORS

Philip J. Dion
D. Kent Anderson
LeRoy C. Hanneman, Jr.
Michael O. Maffie
Dr. J. Russell Nelson
Peter A. Nelson
Michael E. Rossi
Glenn W. Schaeffer
C. Anthony Wainwright
Sam Yellen

OFFICERS

Mary S. Alexander
Kimball Bannister, III
Larry W. Beckner
John H. Gleason
LeRoy C. Hanneman Jr.
Robertson C. Jones
Anne L. Mariucci
Helen M. McEnerney
Donald V. Mickus
Gary L. Newman
Frank D. Pankratz
Scott J. Peterson
David E. Rau
Charles T. Roach
David G. Schreiner
M. Lynn Schuttenberg
John A. Spencer
Robert R. Wagoner
Scott C. Widener